RECOTON CORPORATION
                               2950 LAKE EMMA ROAD
                               LAKE MARY, FL 32746

                                                                 March 25, 1998

To the holders of the Notes
 Listed as Noteholders on the
 signature page hereto

     RE: ADJUSTABLE RATE SENIOR NOTES (THE "NOTE") OF RECOTON
         CORPORATION DUE JANUARY 6, 2007 ISSUED PURSUANT TO THE
         NOTE PURCHASE AGREEMENT DATED AS OF JANUARY 6, 1997

Ladies and Gentlemen:

     The purpose of this letter is to provide notice to each of the holders of the Notes (the "NOTEHOLDERS") of the noncompliance of Recoton Corporation (the "COMPANY") with certain of the negative covenants of the Note Purchase Agreement dated as of January 6, 1997 and to request from the Noteholders a waiver of certain Events of Default and a modification of certain covenants contained in the Note Purchase Agreement pursuant to Section 11C of the Note Purchase Agreement (as amended by that certain Amendment Agreement dated as of May 13, 1997 and the Second Amendment Agreement dated as of August 13, 1997, the "NOTE PURCHASE AGREEMENT"). All terms used herein and not otherwise defined herein have the meanings specified in the Note Purchase Agreement.

WAIVER OF EVENTS OF DEFAULT

     0.1 DEBT TO NET WORTH - SECTION 6C. As of December 31, 1997, the sum of Consolidated Funded Debt plus Excess Current Debt of the Company was equal to 55.9% of the Consolidated Tangible Gross Worth of the Company. Section 6C of the Note Purchase Agreement requires that this percentage remain less than 55% determined at the end of the then most recently ended fiscal quarter of the Company. As a consequence, the Company is in violation of Section 6C of the Note Purchase Agreement as of December 31, 1997 and this violation constitutes an Event of Default.

     0.2 CASH FLOW TO INTEREST - SECTION 6D. As of December 31, 1997, the ratio of Consolidated Adjusted Cash Flow for the then ended period of four fiscal quarters of the Company to the Consolidated Interest Expense of the Company for the same period was equal to 2.95 to 1.00. Section 6D of the Note Purchase Agreement requires that the Company not permit this ratio to be less than 3.5 to
1.00. As a consequence, the Company is in violation of Section 6D of the Note Purchase Agreement as of December 31, 1997 and this violation constitutes an Event of Default.

     0.3 NET WORTH - SECTION 6E. As of December 31, 1997, the Consolidated Tangible Net Worth of the Company was $95,477,000. Section 6E of the Note Purchase Agreement requires that the Company not permit its Consolidated Tangible Net Worth to be less than the sum of $90,000,000 plus the Annual Net Worth Increase Amount for the year ended December 31, 1997, a sum equal to $96,791,000 as of December 31, 1997. As a consequence, the Company is in violation of Section 6E of the Note Purchase Agreement as of December 31, 1997 and this violation constitutes an Event of Default.

AMENDMENTS TO COVENANTS

     The Company requests the agreement of the Noteholders to the following amendments to certain of the covenants in the Note Purchase Agreement.

     0.1 DEBT TO NET WORTH - SECTION 6C. During the period beginning on and including January 1, 1998 and ending on and including the earlier of

          (a) the date when the Note Purchase Agreement is amended to include certain less restrictive covenants, or

          (b) June 29, 1998,

(such date referred to as the "PERMANENT AMENDMENT DATE") the reference in
Section 6C(iii)(a)(3) to "50% of Consolidated Tangible Gross Worth" shall be amended to be a reference to "59% of Consolidated Tangible Gross Worth." On and after June 30, 1998, such reference shall, unless amended subsequently to the date hereof, be amended to be a reference to A50%of Consolidated Tangible Gross Worth.A

     0.2 CASH FLOW TO INTEREST - SECTION 6D. During the period beginning on and including January 1, 1998 and ending on and including the Permanent Amendment Date, the reference in Section 6D to "3.50 to 1.00" shall be amended to be a reference to "2.50 to 1.00." On and after June 30, 1998, such reference shall, unless amended subsequently to the date hereof, be amended to be a reference to "3.50 to 1.00."

     0.3 NET WORTH - SECTION 6E. During the period beginning on and including January 1, 1998 and ending on and including the Permanent Amendment Date, the reference in Section 6E(iii)(a) to "$90,000,000" shall be amended to be a reference to "$88,000,000." On and after June 30, 1998, such reference shall, unless amended subsequently to the date hereof, be amended to be a reference to "$90,000,000."

     Accordingly, the Company hereby requests that the Required Holders waive the Events of Default specifically described in the preceding paragraph 1, agree to the amendments set forth in the preceding paragraph 2, and evidence such waiver and agreement in accordance with the final paragraph hereof.

     The waiver and amendments set forth herein are subject to the full execution and delivery of this letter by the Company and the Required Holders. The execution, delivery and effectiveness of this letter shall not be deemed, except as expressly provided herein,

          (a) to operate as a waiver of any right, power or remedy of the Noteholders under the Note Purchase Agreement,

          (b) to constitute a waiver of any other present or future Event of Default,

          (c) to constitute an amendment of any other provision of the Note Purchase Agreement, or

          (d) to prejudice any rights which any Noteholder now has or may have in the future under or in connection with the Note Purchase Agreement or any other documents referred to therein.

Except for the waivers and amendments herein contained, all terms and conditions of the Note Purchase Agreement shall remain unchanged and in full force and effect.

     This letter and all acceptances hereof may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     If you are in agreement with the foregoing, please sign both copies of this letter and return each copy to your special counsel, Hebb & Gitlin, a Professional Corporation, One State Street, Hartford, Connecticut 06103,
Attention: Thomas Love.

                                                 Very truly yours,
                                                 RECOTON CORPORATION



                                                 By:  /s/ Arnold Kezsbom
                                                    ------------------------
                                                    Name: Arnold Kezsbom
                                                    Title:  Vice President

NOTEHOLDERS:
ACCEPTED AND AGREED:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA



By: /s/ Kevin J. Kraska
    --------------------------------------
    Name:   Kevin J. Kraska
    Title:  Vice President

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY



By:  /s/ Daniel C. Budde
     Name:  Daniel C. Budde
     Title: Authorized Signatory

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY



By:  /s/ Daniel C. Budde
     Name:  Daniel C. Budde
     Title: Authorized Signatory

JOHN HANCOCK LIFE INSURANCE COMPANY OF AMERICA



By: /s/ Daniel C. Budde
    Name:  Daniel C. Budde
    Title: Authorized Signatory

MELLON BANK, N.A., SOLELY IN ITS CAPACITY AS    The decision to participate in
TRUSTEE FOR THE LONG TERM INVESTMENT TRUST,     this investment, any
COMPANY), AND NOT IN ITS INDIVIDUAL CAPACITY    representations made herein by
                                                the participant, and any actions
By: ------------------------------------
    Name:                                       taken hereunder by the
    Title:                                      participant has/have been made
                                                solely at the discretion of
                                                the investment fiduciary who has
                                                sole investment discretion with
                                                respect to this investment

                                                                 [Seal]


MELLON BANK, N.A., SOLELY IN ITS CAPACITY        The decision to participate
AS TRUSTEE FOR THE NYNEX MASTER PENSION TRUST,   in this agreement, any
(AS DIRECTED BY JOHN HANCOCK MUTUAL LIFE         representations made herein by
INSURANCE COMPANY), AND NOT IN ITS INDIVIDUAL    the participant, and any
CAPACITY                                         actions taken hereunder by the
                                                 participant has/have been
                                                 solely at the direction of the
                                                 investment fiduciary who has
By: --------------------------------             sole investment discretion
    Name:                                        with respect to this
    Title:                                       investment

                                                                 [Seal]